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                                                             Exhibit 10.37.5

                             AMENDMENT NO. 2 TO THE
              FINANCIAL COVENANTS AND REPORTING REQUIREMENTS ANNEX

                  AMENDMENT NO. 2 TO THE FINANCIAL COVENANTS AND REPORTING REQUIREMENTS ANNEX (this "Amendment") dated as of June 1, 2001 among Interstate FiberNet, Inc. ("FiberNet") and ITC/\DeltaCom Communications, Inc., each as a lessee (each a "Lessee"), and NTFC Capital Corporation, as lessor ("Lessor").

                  PRELIMINARY STATEMENTS:

                  (1) Each Lessee and Lessor have entered into (A) a Master Lease Agreement dated December 29, 2000 (as heretofore amended, supplemented or otherwise modified, the "Lease") and (B) a Financial Covenants and Reporting Requirements Annex dated December 29, 2000 (as heretofore amended, supplemented or otherwise modified, the "Covenants Annex"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Lease.

                  (2) Each Lessee and Lessor have agreed to amend the Covenants Annex as hereinafter set forth.

                  SECTION 1. Amendments to the Covenants Annex. The Covenants
                             ---------------------------------
Annex is, effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2, hereby amended as follows:

                  Section 1.01 of the Senior Credit Agreement (as defined in the Covenants Annex), incorporated by reference in Section 1 of the Covenants Annex and attached to the Covenants Annex, is amended to add the following definitions:

                           "Investment Agreement" means the Investment
         Agreement, dated as of February 27, 2001 and amended as of May 29, 2001, as amended from time to time in accordance with its terms, among the Parent, ITC Holding Company, Inc., SCANA Corporation and HBK Master Fund L.P.

                           "PIK Dividends" means the shares of Series B
         Preferred Stock paid or payable as dividends on shares of Series B Preferred Stock in accordance with the applicable certificate of designation with respect thereto.

                           "Series B Preferred Stock" means the shares of any series of the Parent's cumulative convertible preferred stock which is designated as "Series B-__ Cumulative Convertible Preferred Stock" and issued pursuant to the Investment Agreement and the certificate of designation for such series of cumulative convertible preferred stock, including, without limitation, PIK Dividends.

                  The second paragraph of Section 5.02(b) of the Senior Credit Agreement (as defined in the Covenants Annex), incorporated by reference in
Section 1 of the Covenants Annex


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and attached to the Covenants Annex, is amended by deleting the word "and" where it appears immediately before clause (vii) and inserting the following immediately after clause (vii):

                  "; and

                           (viii) with respect to the Parent, the Series B Preferred Stock."

                  SECTION 2. Condition to Effectiveness. This Amendment shall
                             --------------------------
become effective as of the date first above written when, and only when, Lessor shall have received counterparts of this Amendment executed by each Lessee and Guarantor.

                  SECTION 3. Representations and Warranties of Each Lessee. Each
                              ---------------------------------------------
Lessee represents and warrants that:

                  (a) the representations and warranties of such Lessee contained in each Lease Document are correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, other than any such representations and warranties that, by their terms, refer to a specific date other than the date hereof, in which case as of such specific date;

                  (b) the representations and warranties set out in Sections 13(b), (c), (d) and (e) are incorporated and set out in full herein with references therein to "this Agreement" or "Lease Documents" in whatever form being replaced by "this Amendment";

                  (c) no Event of Default has occurred and is continuing, or would result from this Amendment;

                  (d) Amendment No. 2 to the Senior Credit Agreement among the parties to the Senior Credit Agreement and dated as of June 1, 2001 is in full force and effect.

                  SECTION 4. Reference to and Effect on the Annexes. (a) On and
                             --------------------------------------
after the effectiveness of this Amendment, each reference in the Covenants Annex to "this Annex," "hereunder," "hereof" or words of like import referring to the Covenants Annex, shall mean and be a reference to the Covenants Annex, as amended by this Amendment, and each reference in the Lease Documents to the "Financial Covenants and Reporting Requirements Annex," "thereunder," "thereof" or words of like import shall mean and be a reference to the Covenants Annex, as amended by this Amendment.

                  (b) The Covenants Annex, as amended by this Amendment, is and shall continue to be in full force and effect and hereby is in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lessor under any of the Lease Documents, nor constitute a waiver of any provision of any of the Lease Documents.

                  SECTION 5. Consent of FiberNet. FiberNet, as Guarantor under
                             -------------------
the Guaranty, hereby consents to this Amendment and hereby confirms and agrees that (a) it has received a copy of and reviewed to its satisfaction this Amendment and, (b) notwithstanding the

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effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and hereby is ratified and confirmed in all respects.

                  SECTION 6. Execution in Counterparts. This Amendment may be
                             -------------------------
executed by one or more of the parties on any number of separate counterparts (which may be originals or copies sent by facsimile transmission), each of which counterparts shall be an original.

                  SECTION 7. Governing Law.  This Amendment shall be governed by
                             -------------
the laws of the State of New York. All parties waive all rights to a jury trial to the extent permitted by law.











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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      As Lessee and, solely for purposes of
                                      Section 5 of this Amendment, as Guarantor:

                                      INTERSTATE FIBERNET, INC.


                                      By: /s/ Douglas A. Shumate
                                          ----------------------------------
                                          Name: Douglas A. Shumate
                                          Title: Senior Vice President-CFO


                                      As Lessee:

                                      ITC /\ DELTACOM COMMUNICATIONS, INC.

                                      By: /s/ Douglas A. Shumate
                                          ----------------------------------
                                          Name: Douglas A. Shumate
                                          Title: Senior Vice President-CFO


                                      As Lessor:

                                      NTFC CAPITAL CORPORATION



                                      By: /s/ Angela LePoce
                                          ----------------------------------
                                          Name: Angela M. LePoce
                                          Title: VP Risk/Portfolio Managment





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